                            AIM TAX-EXEMPT BOND FUND
                                 OF CONNECTICUT


[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT             SEPTEMBER 30, 1998

                     -------------------------------------

                            AIM Tax-Exempt Bond Fund

                                 of Connecticut

                           For shareholders who seek

                              to earn a high level

                               of current income

                              that is free of both

                         federal and Connecticut taxes.

                     -------------------------------------

ABOUT FUND PERFORMANCE DATA THROUGHOUT THIS REPORT:

o AIM Tax-Exempt Bond Fund of Connecticut's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge. When sales charges are included in performance figures, those figures reflect the maximum 4.75% sales charge.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The taxable-equivalent yield is calculated in the same manner as the 30-day yield with an adjustment for a stated, assumed tax rate.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter



                    Dear Fellow Shareholder:

                    The economic and political uncertainty during the six-month
   [PHOTO OF        period ended September 30, 1998, affected various financial
  Charles T.        markets differently. The stock market, for example, was
    Bauer,          especially volatile. Uncertainty in stocks bolstered certain
 Chairman of        segments of the bond market--U.S. Treasury issues in
 the Board of       particular, whose safety has been a magnet for investors in
   THE FUND         uncertain times.
 APPEARS HERE]          This environment made municipal bonds especially
                    attractive. By the end of the reporting period, high-grade municipal bonds were favorably priced in comparison to federally taxable Treasury issues and were offering nearly equivalent yields while high-yield municipal bonds were offering greater yields in many instances. Moreover, developments overseas had little impact on the ability of municipal bond issuers--state and local governments, school districts, hospitals and other entities--to meet their debt obligations.
    Despite the recent market volatility, we see several reasons for optimism, particularly for municipal-bond investors. For one, the worst uncertainties are overseas and are not likely to have much impact on municipal securities. Secondly, there is much fundamental strength in the U.S. economy. As a result, state and local governments are generating more revenue through taxes and user fees to support municipal-bond issues. Lower interest rates also are making it easier for the issuers of municipal securities to meet their debt obligations. And while there has been much discussion about a flat tax or national sales tax that would eliminate the tax-exempt status of municipal bonds, we believe the chances of either plan being adopted are slim.
    We continue to follow our disciplined fixed-income and equity investing strategies. We believe that uncertain times underscore the need to think long term. The fundamental principles of investing have not changed: broadly diversify your portfolio, develop realistic expectations, and always check with your financial consultant before making any investment decisions.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Prior to the close of the reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds.
    This transaction gives you, our shareholders, access to a greater variety of investment choices through the expanded lineup of AIM funds. We encourage you to discuss with your financial consultant how these funds may fit into your portfolio.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                    ---------------------------------------

                       . . . state and local governments

                                 are generating

                                  more revenue

                          through taxes and user fees

                       to support municipal-bond issues.

                           Lower interest rates also

                              are making it easier

                                for the issuers

                           of municipal securities to

                          meet their debt obligations.

                    ---------------------------------------

The Managers' Overview

Municipal Bonds a Bargain for Investors

A roundtable discussion with the Fund management team for AIM Tax-Exempt Bond Fund of Connecticut for the six-months ended September 30, 1998.
--------------------------------------------------------------------------------

Q. PRICES OF HIGHER-QUALITY BONDS, PARTICULARLY U.S. TREASURY ISSUES, SOARED DURING THE REPORTING PERIOD. HOW DID THE FUND PERFORM?

A. During the reporting period, municipal bonds emerged as one of the best bargains in the fixed-income market. Largely because of a significant surge in new-issue supply, municipal bonds were favorably priced in comparison to federally taxable U.S. Treasury securities. At the same time, high-quality municipal bonds offered more than 95% of the yield of U.S. Treasury issues--the highest level in 12 years. In conjunction with these trends, your Fund continued to provide attractive current income (see chart below), exempt from federal taxes and Connecticut state taxes, while maintaining relative share-price stability.
        For the six months ended September 30, 1998, total return was 3.36%. Net asset value per share remained within a relatively narrow range of $10.97 to $11.13, extending the Fund's track record of relative price stability as illustrated by the accompanying chart.

================================================================================
FUND OFFERS SOLID INCOME
As of 9/30/98
--------------------------------------------------------------------------------
               8.60%
                                             5.86%
4.96%
                              3.38%

                                  [BAR CHART]

30-Day         Taxable        30-Day         Taxable
Distribu-      Equivalent     SEC Yield      Equivalent
tion Rate      Distribu-      at             30-Day
at NAV         tion Rate*     Maximum        SEC Yield*
                              Offering
                              Price

* Assumes highest marginal federal tax rate of 39.6% and Connecticut state rate of 4.5%.
================================================================================

Q.  WHAT WAS THE MAJOR THEME IN THE BOND MARKET DURING THE REPORTING PERIOD?

A. Severe economic dislocations in Asia, Russia, and Latin America, combined with political controversy in the U.S., precipitated a sharp drop in the stock market and ignited a strong rally in the bond market. The rally, however, was largely confined to higher-rated bonds, specifically U.S. Treasury securities. In the unsettled market environment, investors flocked to Treasury issues because of their relative safety and liquidity.
        Treasury securities soared in price, sending their yields to historic lows. For example, the yield of the benchmark 30-year Treasury bond fell from 5.93% on March 31, 1998, to 4.97% at the end of the reporting period--its lowest level since this issue came into existence in 1977. But while the Treasury market soared, lower-rated bonds appreciated less dramatically in value or actually dropped in price. That caused the yield differentials between higher- and lower-rated bonds to widen substantially.
        The bond market was given a boost at the end of September when the Federal Reserve Board (the Fed) decided to lower interest rates. This marked the first Fed easing of monetary policy in more than two years.

Q.  WHAT WERE THE MAJOR TRENDS IN THE MUNICIPAL BOND MARKET?

A. Unlike U.S. Treasury securities, municipal bonds appreciated only modestly in price during the reporting period. Foreign investors, who helped drive up the price of Treasury issues, generally do not buy municipal bonds because they don't receive tax advantages from owning municipal securities.
        A significant increase in new-issue supply also kept municipal-bond prices relatively subdued. During the nine months ended September 30, more than $200 billion in new municipal debt entered the

================================================================================
HISTORY OF NET ASSET VALUE STABILITY
--------------------------------------------------------------------------------

10/3/89 - 9/30/98

10.00    10/3/89                   10.71    3/95

9.99     3/90                      10.81    3/96

10.11    3/91                      10.77    3/97

10.31    3/92                      11.04    3/98

10.88    3/93                      11.13    9/98

10.69    3/94
================================================================================

Source: Towers Data Systems HYPO--Registered Trademark--. There is no guarantee the Fund will maintain a constant NAV. Investment return will vary so that you may have a gain or a loss when you sell shares. Past performance cannot guarantee comparable future results.

The Managers' Overview

PORTFOLIO COMPOSITION

As of 9/30/98, based on total net assets

================================================================================
TOP FIVE BOND HOLDINGS                  COUPON   MATURITY     %
--------------------------------------------------------------------------------
1. Connecticut State Special            6.50%    10/01/12     4.4
   Tax Obligation
2. Connecticut Development Authority    7.25%    10/15/15     4.2
3. Connecticut Health and               6.875%   07/01/99     3.8
   Education Facilities Authority
4. Connecticut State Special            6.80%    06/01/03     3.5
   Tax Obligation
5. Connecticut State Housing Mortgage   6.30%    11/15/17     3.4
   Finance Program
NUMBER OF HOLDINGS         66           WEIGHTED AVERAGE MATURITY  11.2 YEARS
                                        DURATION                    4.0 YEARS
================================================================================

================================================================================
                         Cash/Cash Equivalents
General                  2%
Obligation
Bonds                                             Revenue
16%                                               Bonds
                                                  82%
                                  [PIE CHART]

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

    market. At this pace, 1998 is on course to be the second-largest year on record in terms of new issue volume, according to The Bond Buyer, a newspaper that tracks the municipal bond market. Falling interest rates prompted many state and local governments to refinance existing debt or to issue bonds to finance new projects.
        At the same time municipal-bond supply was increasing, a budget surplus allowed the federal government to cut back on the issuance of Treasury securities, further enhancing their value. As a result, municipal-bond prices were relatively low--and yields high--in comparison to Treasury issues.

Q.  HOW DID YOU MANAGE THE FUND?

A. At the end of the reporting period, revenue bonds comprised 82% of the Fund's holdings while general obligation bonds comprised 16%. Over the past six months, we have slightly increased our revenue-bond holdings. Revenue bonds are paid with income generated by various projects while general-obligation bonds are paid with tax dollars. State and local governments have found it difficult to raise taxes to support general-obligation bond issues because of public opposition. We like revenue bonds because their creditworthiness tends to be less sensitive to the political environment than that of general-obligation bonds.
        We focused on revenue bonds for essential services, such as solid waste disposal and water and sewer service. The demand for essential services tends to be less affected by economic trends.

Q.  ARE YOU STILL MAINTAINING A HIGH-QUALITY PORTFOLIO?

A. Yes, as of September 30, 1998, the Fund had an average portfolio quality rating of AA-/Aa- as measured by Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's), two widely known credit rating agencies. S&P and Moody's ratings are historical and are based on analysis of the credit quality of the individual municipal securities in the Fund's portfolio.
        Approximately 47% of the portfolio's holdings were securities rated AAA, and 95% of the portfolio was rated A or better. Credit-enhanced securities--those backed by insurance or escrowed with U.S. Treasury securities--comprised about 44% of the portfolio.

Q.  HOW TAX EFFICIENT IS THE FUND?

A. For more than five years, the Fund has paid no taxable capital gains or ordinary income distributions. We make every effort to avoid transactions that would result in capital gains that are not offset by capital losses.

Q.  WHAT IS YOUR OUTLOOK FOR THE IMMEDIATE FUTURE?

A. Overall, the environment for bonds appears favorable. The inflation rate has remained low despite strong economic growth over the past few years. Now that economic growth is slowing, inflation appears to be even less of a threat. Fed Chairman Alan Greenspan has indicated that the Fed may further cut interest rates to prevent the economic situation from deteriorating. Indeed, in mid-October, after the reporting period ended, the Fed further eased monetary policy. Additional rate cuts could prove beneficial for bonds.
        In Connecticut, the economy has almost fully recovered from the downturn of 1989-1992, although Hartford and other major metropolitan areas have tended to lag the rest of the state. The state economy, which has expanded rapidly over the past three years, is expected to grow more moderately in the months ahead. The inflation rate in Connecticut has reflected the low national average.
        We are particularly optimistic about municipal bonds because of their relatively attractive prices and yields in comparison to U.S. Treasury issues. Near term, we expect the yields of municipal bonds to remain comparable to those of Treasuries. We also believe tax-exempt funds could continue to gain in popularity as rising earnings push more Americans into higher tax brackets.

For Consideration

                                   [GRAPHIC]

AIM PREPARES FOR THE YEAR 2000

THE YEAR 2000. THE WORDS STIR THE IMAGINATION, MAKING US WONDER WHAT THE NEXT MILLENNIUM WILL BRING. BUT THE WORDS ARE ALSO STARTING TO MAKE SOME PEOPLE WORRY, SINCE THERE'S BEEN SO MUCH TALK LATELY ABOUT A COMPUTER GLITCH CALLED "THE YEAR 2000 PROBLEM." BECAUSE THIS IS A PROBLEM THAT COULD AFFECT MOST AMERICAN INDUSTRIES, INCLUDING THE MUTUAL FUND INDUSTRY, WE WANT TO BRING YOU THIS UPDATE TO LET YOU KNOW HOW AIM IS GETTING READY.
--------------------------------------------------------------------------------

WHAT IS THE YEAR 2000 PROBLEM?
It has to do with the way that computers understand dates. Most computers were programmed to recognize only the last two digits of a four-digit date ("98" for
1998). When the year 2000 hits, the computer will read "00"--but it may interpret that as the year 1900. So, if the computer makes a calculation involving a date of January 1, 2000, or later, it could be processed incorrectly. Date-sensitive calculations are found in all kinds of places--from elevators to air traffic control systems--but they are especially prevalent in the financial services industry.
--------------------------------------------------------------------------------

AIM'S YEAR 2000 COMPLIANCE
AIM's technology team has been addressing Year 2000 issues for some time now. Our internal team, together with an independent technology consultant, are implementing a comprehensive Year 2000 Compliance Project for A I M Management Group Inc. and its subsidiaries.
    So far, we've inventoried all software applications that we rely on, and we've identified the applications that might need adjustments to function properly when the year 2000 arrives. We are now in the final phase of the project, making corrections and testing applications that need adjustment. We plan to complete this phase during the fourth quarter of 1998.
--------------------------------------------------------------------------------

AN INDUSTRY-WIDE TEST
In the spring of 1999, AIM intends to participate in industry-wide testing that should simulate the arrival of the year 2000. This should allow mutual fund companies, banks, exchanges, and other players in the financial community to test various kinds of transactions and to determine if any further adjustments need to be made before the end of the year.
    We believe our plans are quite comprehensive, and we're committed to monitoring all software applications through the critical period, extending as far as needed into the 21st century.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 1998
(UNAUDITED)

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
MUNICIPAL OBLIGATIONS-98.20%

EDUCATION-9.94%

Connecticut Health and
  Education Facilities
  Authority (Fairfield
  University); Series F RB
  6.875%, 07/01/99(b)(c)    NRR    NRR      $  1,475   $ 1,542,437
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Quinnipiac College);
  Series 1989 B RB
  7.25%, 07/01/99(b)(c)     AAA    NRR           450       471,965
------------------------------------------------------------------
Connecticut Regional
  School District No. 5;
  Series 1992 GO
  6.00%, 03/01/12(d)        AAA    Aaa           335       362,309
------------------------------------------------------------------
Connecticut Regional
  School District No. 5
  (Towns of Bethany,
  Orange and Woodbridge);
  1993 Issue GO
  5.50%, 02/15/07(d)        AAA    Aaa           500       539,805
------------------------------------------------------------------
Connecticut State Higher
  Education Supplemental
  Loan Authority (Family
  Education Loan Program);
  Series 1990 A RB
  7.50%, 11/15/10(e)        -      A1          1,165     1,190,956
------------------------------------------------------------------
                                                         4,107,472
------------------------------------------------------------------

ELECTRIC-4.87%

Connecticut Development
  Authority (Connecticut
  Power & Light Co.);
  Series 1993 A PCR
  3.60%, 09/01/28(f)        A-1+   VMIG-1        327       327,000
------------------------------------------------------------------
Connecticut Development
  Authority (New England
  Power Co.); Series 1985
  Fixed Rate PCR
  7.25%, 10/15/15           A+     A1          1,600     1,685,712
------------------------------------------------------------------
                                                         2,012,712
------------------------------------------------------------------

GENERAL OBLIGATION-11.88%

Bridgeport (Town of),
  Connecticut; Series A
  Unlimited GO
  6.00%, 09/01/06(d)        AAA    Aaa           875       998,935
------------------------------------------------------------------
Brooklyn (City of),
  Connecticut; Unlimited
  Tax GO
  5.50%, 05/01/06(d)        AAA    Aaa           250       276,518
------------------------------------------------------------------
  5.70%, 05/01/08(d)        AAA    Aaa           250       277,888
------------------------------------------------------------------
Chester (Town of),
  Connecticut; Series 1989
  GO
  7.00%, 10/01/05           -      A             190       199,316
------------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
GENERAL OBLIGATION-(CONTINUED)

Connecticut (State of);
  Series 1991 A GO
  6.75%, 03/01/01(b)(c)     NRR    NRR      $    480   $   522,168
------------------------------------------------------------------
Connecticut (State of)
  (General Purpose Public
  Improvement);
  6.75%, Series 1991 A GO,
    03/01/01(b)(c)          NRR    NRR           200       217,570
------------------------------------------------------------------
  6.50%, Series 1992 A GO,
    03/15/02(b)(c)          NRR    NRR           300       331,182
------------------------------------------------------------------
Mansfield (City of),
  Connecticut; Series 1990
  GO
  6.00%, 06/15/07           -      A1            100       113,928
------------------------------------------------------------------
  6.00%, 06/15/08           -      A1            100       114,292
------------------------------------------------------------------
  6.00%, 06/15/09           -      A1            100       116,499
------------------------------------------------------------------
New Britain (City of),
  Connecticut; Series 1992
  Various Purpose GO
  6.00%, 02/01/11(d)        AAA    Aaa           400       466,160
------------------------------------------------------------------
North Canaan (City of),
  Connecticut; Series 1991
  GO
  6.50%, 01/15/08           -      A             125       147,949
------------------------------------------------------------------
  6.50%, 01/15/09           -      A             125       149,481
------------------------------------------------------------------
  6.50%, 01/15/10           -      A             125       150,106
------------------------------------------------------------------
  6.50%, 01/15/11           -      A             125       150,346
------------------------------------------------------------------
Somers (City of),
  Connecticut; Series 1990
  Various Purpose GO
  6.00%, 12/01/10           -      A1            190       222,880
------------------------------------------------------------------
Westbrook (City of),
  Connecticut; Series 1992
  GO
  6.40%, 03/15/10(d)        AAA    Aaa           380       456,870
------------------------------------------------------------------
                                                         4,912,088
------------------------------------------------------------------

HEALTH CARE-17.74%

Connecticut Development
  Authority (Elim Park
  Baptist Home); Refunding
  Series A RB
  5.375%, 12/01/18          BBB+   -             500       505,610
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Bridgeport Hospital);
  1992 Series A RB
  6.625%, 07/01/18(d)       AAA    Aaa           500       552,825
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Capital Asset);
  Series 1989 B RB
  7.00%, 01/01/00(g)        A+     A1            200       207,312
------------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
HEALTH CARE-(CONTINUED)

Connecticut Health and
  Education Facilities
  Authority
  (Danbury Hospital);
  Series 1991 E RB
  6.50%, 07/01/14(d)        AAA    Aaa      $    750   $   814,650
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Hospital For Special
  Care); Series 1997 B RB
  5.375%, 07/01/17          BBB    Baa2        1,000     1,023,270
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Middlesex Hospital);
  Series 1992 G RB
  6.25%, 07/01/02(b)(c)     AAA    Aaa         1,100     1,200,034
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (New Britain Memorial
  Hospital); Series 1991 A
  RB
  7.75%, 07/01/02(b)(c)     NRR    NRR           500       577,830
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Stamford
  Hospital); Series F RB
  5.40%, 07/01/09(d)        AAA    Aaa         1,000     1,093,710
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Veteran
  Memorial Medical
  Center); Series 1996 A
  RB
  5.50%, 07/01/26(d)        AAA    Aaa           500       524,160
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Yale-New
  Haven Hospital); Series
  1990 F RB
  7.10%, 07/01/00(b)(c)     AAA    Aaa           775       834,830
------------------------------------------------------------------
                                                         7,334,231
------------------------------------------------------------------

HOUSING-17.94%

Connecticut Housing
  Development Authority
  (Housing Mortgage
  Finance Program); RB
  7.00%, Series C,
    11/15/99(e)             AA     Aa            320       328,310
------------------------------------------------------------------
  Series 1991 A-1,
  7.00%, 11/15/09           AA     Aa2           450       482,917
------------------------------------------------------------------
  Series 1991 C,
    Sub-Series C-3,
  6.55%, 11/15/13           AA     Aa2           310       333,898
------------------------------------------------------------------
  Series D-2,
  5.45%, 11/15/24(e)        AA     Aa2         1,250     1,279,100
------------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
HOUSING-(CONTINUED)

Connecticut (State of)
  (Housing
  Mortgage Finance Program); RB
  5.95%, Series E-1,
    05/15/17                AA     Aa2      $    500   $   540,195
------------------------------------------------------------------
  6.00%, Series 1993 E-1,
    05/15/17                AA     Aa            675       717,012
------------------------------------------------------------------
  6.30%, Series C-1,
    11/15/17                AA     Aa          1,270     1,393,355
------------------------------------------------------------------
  6.25%, Series C-2,
    11/15/18                AA     Aa2           750       822,502
------------------------------------------------------------------
  6.70%, Series C-2,
    11/15/22(e)             AA     Aa2           325       350,711
------------------------------------------------------------------
  5.85%, Series C-2,
    11/15/28(e)             AA     Aa3           760       799,938
------------------------------------------------------------------
Waterburg (City of)
  Connecticut Housing
  Authority; Refunding
  Series A RB
  5.45%, 07/01/23(d)        AAA    Aaa           365       367,642
------------------------------------------------------------------
                                                         7,415,580
------------------------------------------------------------------

LEASE RENTAL-1.06%

Connecticut (State of)
  (Middletown Courthouse
  Facilities Project);
  1991 Issue Lease-Rental
  Revenue Certificates of
  Participation
  6.25%, 12/15/01(b)(c)     AAA    Aaa           400       437,556
------------------------------------------------------------------

RESOURCE RECOVERY-5.39%

Connecticut State Resource
  Recovery Authority
  (American Ref-Fuel
  Co.-Southeastern
  Connecticut Project);
  Series 1988 A RB
  8.00%, 11/16/98(b)(c)(e)  NRR    NRR           500       517,460
------------------------------------------------------------------
Connecticut State Resource
  Recovery Authority
  (Bridgeport Resco
  Corp.-Ltd. Partners);
  1985 Issue RB
  Project B, 8.625%,
    01/01/04                A      A3            670       684,653
------------------------------------------------------------------
  Project A, 7.625%,
    01/01/09                A      A           1,000     1,027,280
------------------------------------------------------------------
                                                         2,229,393
------------------------------------------------------------------

TRANSPORTATION-18.17%

Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure); RB
  Series 1992 B,
  5.10%, 09/01/99           AA-    A1          1,000     1,016,350
------------------------------------------------------------------
  Series 1991 B,
  6.25%, 10/01/01(b)(c)     NRR    Aaa         1,000     1,089,450
------------------------------------------------------------------
  Series A,
  6.80%, 06/01/03(b)(c)     NRR    NRR         1,250     1,405,713
------------------------------------------------------------------
  Series 1991 B,
  6.50%, 10/01/10           AA-    A1            530       639,445
------------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
TRANSPORTATION-(CONTINUED)

Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure Sales and
  Excise Tax); RB
  Series 1991 B, 5.90%,
  10/01/99(b)               NRR    Aaa      $  1,000   $ 1,026,070
------------------------------------------------------------------
  Series 1989 C, 6.80%,
  12/01/99(b)(c)            AAA    NRR           500       529,575
------------------------------------------------------------------
  Series 1991 B, 6.50%,
  10/01/12                  AA-    A1          1,500     1,805,445
------------------------------------------------------------------
                                                         7,512,048
------------------------------------------------------------------

WATER & SEWER-7.46%

Connecticut Development
  Authority (Pfizer Inc.);
  Series 1982 Refunding
  PCR
  6.55%, 02/15/13           AAA    Aaa           250       275,910
------------------------------------------------------------------
Connecticut Development
  Authority Water Facility
  (Bridgeport Hydraulic
  Co. Project); Series
  1990, Refunding RB
  7.25%, 06/01/20           A+     -             800       855,104
------------------------------------------------------------------
  6.15%, 04/01/35(e)        A+     -             250       276,215
------------------------------------------------------------------
Connecticut State Clean
  Water Fund; Series 1991
  Clean Water RB
  7.00%, 01/01/11           AAA    Aaa         1,100     1,195,007
------------------------------------------------------------------
Manchester (City of)
  Connecticut Eighth
  Utilities Fire District;
  Series 1991 GO
  6.75%, 08/15/06           -      Aa3           180       212,297
------------------------------------------------------------------

                              RATING(a)       PAR        MARKET
                             S&P   MOODY'S   (000)        VALUE
WATER & SEWER-(CONTINUED)

South Central Connecticut
  Regional Water
  Authority; Eighth Series
  1990 A Water System RB
  6.60%, 08/01/00(b)(c)     NRR    NRR      $    250   $   267,552
------------------------------------------------------------------
                                                         3,082,085
------------------------------------------------------------------

MISCELLANEOUS-3.75%

Connecticut Development
  Authority (Economic
  Development Projects);
  Series 1992 Refunding RB
  6.00%, 11/15/08           AA-    Aa            500       521,370
------------------------------------------------------------------
Guam (Government of);
  Series 1995 A GO
  5.25%, 09/01/99           BBB    -             250       251,388
------------------------------------------------------------------
  5.375%, 09/01/00          BBB    -             250       251,300
------------------------------------------------------------------
Puerto Rico Commonwealth
  (Highway and
  Transportation
  Authority); Series X RB
  5.20%, 07/01/03           A      Baa1          500       528,510
------------------------------------------------------------------
                                                         1,552,568
------------------------------------------------------------------
TOTAL INVESTMENTS-98.20%
  (Cost $37,737,099)                                    40,595,733
------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.80%                        743,135
------------------------------------------------------------------
NET ASSETS-100.00%                                     $41,338,868
------------------------------------------------------------------

ABBREVIATIONS:

GO   -General Obligation Bonds
NRR  -Not re-rated
PCR  -Pollution Control Revenue Bonds
RB   -Revenue Bonds

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") . NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security.
(b) Secured by an escrow fund of U.S. Treasury obligations.
(c) Subject to an irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.
(d) Secured by bond insurance.
(e) Security subject to alternative minimum tax.
(f) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 09/30/98.
(g) Secured by a letter of credit.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1998
(UNAUDITED)

ASSETS:

Investments, at value (cost $37,737,099)   $   40,595,733
---------------------------------------------------------
Cash                                                  408
---------------------------------------------------------
Receivables for:
  Capital stock sold                              137,179
---------------------------------------------------------
  Interest                                        735,354
---------------------------------------------------------
Investment for deferred compensation plan          19,787
---------------------------------------------------------
Other assets                                        5,600
---------------------------------------------------------
    Total assets                               41,494,061
---------------------------------------------------------

LIABILITIES:

Payables for:
  Dividends                                        69,894
---------------------------------------------------------
  Deferred compensation                            19,787
---------------------------------------------------------
Accrued advisory fees                              13,533
---------------------------------------------------------
Accrued administrative services fees                3,858
---------------------------------------------------------
Accrued transfer agent fees                         3,330
---------------------------------------------------------
Accrued distribution fees                          25,778
---------------------------------------------------------
Accrued operating expenses                         19,013
---------------------------------------------------------
    Total liabilities                             155,193
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $   41,338,868
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   3,712,963
=========================================================
Net asset value and redemption price per
  share                                    $        11.13
=========================================================
Offering price per share:
  (Net asset value of $11.13 divided by
    95.25%)                                $        11.69
=========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Interest income                               $1,181,685
--------------------------------------------------------

EXPENSES:

Advisory fees                                    101,662
--------------------------------------------------------
Administrative services fees                      23,475
--------------------------------------------------------
Custodian fees                                     2,782
--------------------------------------------------------
Transfer agent fees                               13,171
--------------------------------------------------------
Directors' fees                                    4,397
--------------------------------------------------------
Distribution fees                                 50,831
--------------------------------------------------------
Other                                             27,683
--------------------------------------------------------
    Total expenses                               224,001
--------------------------------------------------------
Less: Fees waived by advisor                     (27,068)
--------------------------------------------------------
    Net expenses                                 196,933
--------------------------------------------------------
Net investment income                            984,752
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain on sales of investment
  securities                                      17,781
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                     345,263
--------------------------------------------------------
    Net gain on investment securities            363,044
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,347,796
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR SIX MONTHS ENDED SEPTEMBER 30, 1998 AND THE YEAR ENDED MARCH 31, 1998 (UNAUDITED)

                                                              SEPTEMBER 30,       MARCH 31,
                                                                   1998             1998
OPERATIONS:

  Net investment income                                        $   984,752       $ 1,938,733
--------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities               17,781            42,016
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities             345,263           921,449
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         1,347,796         2,902,198
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income        (1,012,957)       (1,940,749)
--------------------------------------------------------------------------------------------
Net increase from capital stock transactions                       437,475         1,486,630
--------------------------------------------------------------------------------------------
    Net increase in net assets                                     772,314         2,448,079
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           40,566,554        38,118,475
--------------------------------------------------------------------------------------------
  End of period                                                $41,338,868       $40,566,554
============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                   $38,666,591       $38,229,116
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                6,483            34,688
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                         (192,840)         (210,621)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               2,858,634         2,513,371
--------------------------------------------------------------------------------------------
                                                               $41,338,868       $40,566,554
============================================================================================

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios: AIM Tax-Exempt Bond Fund of Connecticut, AIM High Income Municipal Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM Tax-Exempt Bond Fund of Connecticut (the "Fund"). The investment objective of the Fund is to earn a high level of income free from federal taxes and Connecticut taxes by investing at least 80% of its net assets in municipal bonds and other municipal securities.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.
B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is recorded as earned from settlement date and is recorded on the accrual basis.

C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable gains, if any) of $211,744, which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends," as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets. During the six months ended September 30, 1998, AIM voluntarily waived advisory fees of $27,068.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the six months ended September 30, 1998, the Fund reimbursed AIM $23,475 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the six months ended September 30, 1998, the Fund paid AFS $9,394 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund, whereby the Fund pays to AIM Distributors compensation at an annual rate of 0.25% of the Fund's average daily net assets. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under such plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the Fund. During the six months ended September 30, 1998, the Fund paid AIM Distributors $50,831 as compensation under the Plan.
  AIM Distributors received commissions of $11,081 from sales of shares of the Fund's capital stock during the six months ended September 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the six months ended September 30, 1998, the Fund paid legal fees of $2,251 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of i) $500,000,000 or ii) the limits set by its prospectus for borrowings. During the six months ended September 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended September 30, 1998 were $3,382,090 and $1,923,404, respectively. The amount of unrealized appreciation (depreciation) of investment securities as of September 30, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $2,858,634
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                               --
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $2,858,634
========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended September 30, 1998 and the year ended March 31, 1998 were as follows:

                           SEPTEMBER 30,               MARCH 31,
                                1998                      1998
                       ----------------------   -----------------------
                        SHARES      AMOUNT       SHARES       AMOUNT
                       --------   -----------   --------    -----------
Sold                    251,300   $ 2,776,477   542,798     $ 5,974,834
------------------     --------   -----------   --------    -----------
Issued as
  reinvestment of
  dividends              58,869       650,623   111,509       1,225,791
------------------     --------   -----------   --------    -----------
Reacquired             (270,552)   (2,989,625) (520,818)     (5,713,995)
------------------     --------   -----------   --------    -----------
                         39,617   $   437,475   133,489     $ 1,486,630
==================     ========   ===========   ========    ===========

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during the six months ended September 30, 1998 and each of the years in the four-year period ended March 31, 1998, the three months ended March 31, 1994 and the year ended December 31, 1993.

                                                                                    MARCH 31,
                                            SEPTEMBER 30,    --------------------------------------------------------   DECEMBER 31,
                                                1998           1998        1997        1996        1995        1994         1993
                                            -------------    --------    --------    --------    --------    --------   ------------
Net asset value, beginning of period           $ 11.04       $  10.77    $  10.81    $  10.71    $  10.69    $  11.29      $  10.65
------------------------------------------     -------       --------    --------    --------    --------    --------      --------
Income from investment operations:
    Net investment income                         0.28           0.55        0.56        0.56        0.56        0.15          0.60
------------------------------------------     -------       --------    --------    --------    --------    --------      --------
    Net gains (losses) on securities
      (both realized and unrealized)              0.09           0.27       (0.05)       0.10        0.04       (0.61)         0.65
------------------------------------------     -------       --------    --------    --------    --------    --------      --------
        Total from investment
          operations                              0.37           0.82        0.51        0.66        0.60       (0.46)         1.25
------------------------------------------     -------       --------    --------    --------    --------    --------      --------
Less distributions:
    Dividends from net investment
      income                                     (0.28)        (0.55)      (0.55)       (0.56)      (0.57)      (0.14)        (0.60)
------------------------------------------     -------       --------    --------    --------    --------    --------      --------
    Distributions from net realized
      gains                                         --             --          --          --          --          --         (0.01)
------------------------------------------     -------       --------    --------    --------    --------    --------      --------
    Returns of capital                              --             --          --          --       (0.01)         --            --
------------------------------------------     -------       --------    --------    --------    --------    --------      --------
        Total distributions                      (0.28)        (0.55)       (0.55)      (0.56)      (0.58)      (0.14)        (0.61)
------------------------------------------     -------       --------    --------    --------    --------    --------      --------
Net asset value, end of period                 $ 11.13       $  11.04    $  10.77    $  10.81    $  10.71    $  10.69      $  11.29
==========================================     =======       ========    ========    ========    ========    ========      ========
Total return(a)                                   3.36%          7.78%       4.84%       6.24%       5.78%      (4.06)%       11.99%
==========================================     =======       ========    ========    ========    ========    ========      ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $41,339       $ 40,567    $ 38,118    $ 39,355    $ 38,289    $ 42,361      $ 46,224
==========================================     =======       ========    ========    ========    ========    ========      ========
Ratio of expenses to average net assets(b)        0.97%(c)       0.88%       0.72%       0.66%       0.55%       0.50%(d)      0.34%
==========================================     =======       ========    ========    ========    ========    ========      ========
Ratio of net investment income to
  average net assets(e)                           4.84%(c)       5.02%       5.18%       5.16%       5.37%       5.32%(d)      5.42%
==========================================     =======       ========    ========    ========    ========    ========      ========
Portfolio turnover rate                              5%             5%         17%         17%          7%          2%            5%
==========================================     =======       ========    ========    ========    ========    ========      ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements are 1.10% (annualized), 1.11%, 1.09%, 1.16%, 1.13%, 1.23% (annualized) and
    1.30%, for the periods 1998-93, respectively.

(c) Ratios are annualized and based on average daily net assets of $40,553,700.

(d) Annualized.

(e) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements are 4.71% (annualized), 4.79%, 4.81%, 4.66%, 4.79%, 4.59%
    (annualized) and 4.45%, for the periods 1998-93, respectively.

                                                            Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                   OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                           11 Greenway Plaza
Chairman                                      Chairman                                   Suite 100
A I M Management Group Inc.                                                              Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                  INVESTMENT ADVISOR
Director
ACE Limited;                                  John J. Arthur                             A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Treasurer        11 Greenway Plaza
Chief Executive Officer                                                                  Suite 100
COMSAT Corporation                            Carol F. Relihan                           Houston, TX 77046
                                              Senior Vice President and Secretary
Owen Daly II                                                                             TRANSFER AGENT
Director                                      Gary T. Crum
Cortland Trust Inc.                           Senior Vice President                      A I M Fund Services, Inc.
                                                                                         P.O. Box 4739
Edward K. Dunn, Jr.                           Dana R. Sutton                             Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;          Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                    CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and      Stuart W. Coco
President, Mercantile Bankshares              Vice President                             The Bank of New York
                                                                                         90 Washington Street
Jack Fields                                   Melville B. Cox                            11th Floor
Chief Executive Officer                       Vice President                             New York, NY 10286
Texana Global, Inc.;
Formerly Member                               Karen Dunn Kelley                          COUNSEL TO THE FUND
of the U.S. House of Representatives          Vice President
                                                                                         Ballard Spahr
Carl Frischling                               Renee A. Friedli                           Andrews & Ingersoll
Partner                                       Assistant Secretary                        1735 Market Street
Kramer, Levin, Naftalis & Frankel                                                        Philadelphia, PA 19103
                                              P. Michelle Grace
Robert H. Graham                              Assistant Secretary                        COUNSEL TO THE DIRECTORS
President and Chief Executive Officer
A I M Management Group Inc.                   Jeffrey H. Kupor                           Kramer, Levin, Naftalis & Frankel
                                              Assistant Secretary                        919 Third Avenue
Prema Mathai-Davis                                                                       New York, NY 10022
Chief Executive Officer, YWCA of the U.S.A.;  Nancy L. Martin
Commissioner, New York City Dept. for the     Assistant Secretary                        DISTRIBUTOR
Aging; and member of the Board of Directors,
Metropolitan Transportation Authority of      Ofelia M. Mayo                             A I M Distributors, Inc.
New York State                                Assistant Secretary                        11 Greenway Plaza
                                                                                         Suite 100
Lewis F. Pennock                              Lisa A. Moss                               Houston, TX 77046
Attorney                                      Assistant Secretary

Ian W. Robinson                               Kathleen J. Pflueger
Consultant; Formerly Executive                Assistant Secretary
Vice President and
Chief Financial Officer                       Samuel D. Sirko
Bell Atlantic Management                      Assistant Secretary
Services, Inc.
                                              Stephen I. Winer
Louis S. Sklar                                Assistant Secretary
Hines Interests
Limited Partnership

                            HOW AIM MAKES INVESTING
                                  EASY FOR YOU



o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o Exchange Privilege. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds(R). The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                                 ---------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                                 ---------------

                                   The AIM Family of Funds--Registered Trademark



                                          GROWTH FUNDS                             INTERNATIONAL GROWTH FUNDS

                                          AIM Aggressive Growth Fund               AIM Advisor International Value Fund
                                          AIM Blue Chip Fund                       AIM Asian Growth Fund
                                          AIM Capital Development Fund             AIM Developing Markets Fund(1)
                                          AIM Constellation Fund                   AIM Emerging Markets Fund(1)
                                          AIM Mid Cap Equity Fund(1,A)             AIM Europe Growth Fund(1)
                                          AIM Select Growth Fund(2)                AIM European Development Fund
         [PHOTO OF                        AIM Small Cap Growth Fund(1,B)           AIM International Equity Fund
     11 GREENWAY PLAZA                    AIM Small Cap Opportunities Fund         AIM International Growth Fund(1)
       APPEARS HERE]                      AIM Value Fund                           AIM Japan Growth Fund(1)
                                          AIM Weingarten Fund                      AIM Latin American Growth Fund(1)
                                          GROWTH & INCOME FUNDS                    AIM New Pacific Growth Fund(1)

                                          AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS
                                          AIM Advisor Large Cap Value Fund
                                          AIM Advisor MultiFlex Fund               AIM Global Aggressive Growth Fund
                                          AIM Advisor Real Estate Fund             AIM Global Growth Fund
                                          AIM Balanced Fund                        AIM Worldwide Growth Fund(1)
                                          AIM Basic Value Fund(1,C)
                                          AIM Charter Fund                         GLOBAL GROWTH & INCOME FUNDS

A I M Management Group Inc. has           INCOME FUNDS                             AIM Global Growth & Income Fund(1)
provided leadership in the mutual fund                                             AIM Global Utilities Fund
industry since 1976 and managed           AIM Floating Rate Fund(1)
approximately $91 billion in assets       AIM High Yield Fund                      GLOBAL INCOME FUNDS
for more than 5.5 million                 AIM High Yield Fund II                   AIM Emerging Markets Debt Fund(1,D)
shareholders, including individual        AIM Income Fund                          AIM Global Government Income Fund(1)
investors, corporate clients, and         AIM Intermediate Government Fund         AIM Global Income Fund
financial institutions, as of             AIM Limited Maturity Treasury Fund       AIM Strategic Income Fund(1)
September 30, 1998. The AIM Family of     TAX-FREE INCOME FUNDS
Funds--Registered Trademark-- is                                                   THEME FUNDS
distributed nationwide, and AIM today     AIM High Income Municipal Fund
is the 11th-largest mutual fund           AIM Municipal Bond Fund                  AIM Global Consumer Products and Services Fund(1)
complex in the U.S. in assets under       AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Financial Services Fund(1)
management, according to Strategic        AIM Tax-Free Intermediate Fund           AIM Global Health Care Fund(1)
Insight, an independent mutual fund                                                AIM Global Infrastructure Fund(1)
monitor.                                  MONEY MARKET FUNDS                       AIM Global Resources Fund(1)
                                                                                   AIM Global Telecommunications Fund(1)
INVEST WITH DISCIPLINE                    AIM Dollar Fund(1)                       AIM Global Trends Fund(1,E)
  --REGISTERED TRADEMARK--                AIM Money Market Fund
                                          AIM Tax-Exempt Cash Fund


(1) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds.(2) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.